POWER OF ATTORNEY


     We, the undersigned State Street Research Portfolios, Inc. ("Portfolios"), a Maryland corporation, its directors, its principal executive officer and its principal financial and accounting officer, hereby severally constitute and appoint Francis J. McNamara, III and Darman A. Wing, as our true and lawful attorneys, with full power to each of them alone to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments thereto of Portfolios filed with the Securities and Exchange Commission and generally to do all such things in our names and in the indicated capacities as are required to enable Portfolios to comply with provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they have been and may be signed by our said attorneys to said Registration Statements, and any and all amendments thereto.

     IN WITNESS WHEREOF, we have hereunto set our hands, on this 21st day of August, 1997.


SIGNATURES

STATE STREET RESEARCH PORTFOLIOS, INC.


By:  /s/ Ralph F. Verni
     -------------------------------
     Ralph F. Verni, Chief Executive
     Officer and President



/s/ Ralph F. Verni                        /s/ Robert A. Lawrence
-----------------------------------       ---------------------------------
Ralph F. Verni, Director and              Robert A. Lawrence, Director
principal executive officer


/s/ Gerard P. Maus                        /s/ Dean O. Morton
-----------------------------------       ---------------------------------
Gerard P. Maus, Principal financial       Dean O. Morton, Director
and accounting officer


/s/Steve A. Garban                        /s/ Toby Rosenblatt
-----------------------------------       ---------------------------------
Steve A. Garban, Director                 Toby Rosenblatt, Director


/s/ Malcolm T. Hopkins                    /s/ Michael S. Scott Morton
-----------------------------------       ---------------------------------
Malcolm T. Hopkins, Director              Michael S. Scott Morton, Director


/s/ Edward M. Lamont
-----------------------------------
Edward M. Lamont, Director